UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 11, 2017

AUTHENTIDATE HOLDING CORP.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  0-20190

DELAWARE	14-1673067
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2225 Centennial Drive

Gainesville, GA 30504

(Address and zip code of principal executive offices)

1-(888) 661-0225
(Registrant's telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

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☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  On January 11, 2017, Ronald C. Oklewicz, a member of the board of directors of Authentidate Holding Corp. (the “Company”), delivered a letter notifying the Company of his decision to resign from the board of directors effective immediately. In his letter, Mr. Oklewicz made statements expressing his disagreements with the Company on matters relating to its operations, policies or practices. Specifically, Mr. Oklewicz stated he had concerns arising from an alleged lack of transparency, candor and effective business processes. He further alleged his exclusion from certain meetings of the board or committees. The Company strongly disagrees with a number of the statements and assertions made by Mr. Oklewicz and submits the following in response to Mr. Oklewicz’s resignation letter.

The Company strongly disputes Mr. Oklewicz’s allegations of a lack of transparency and candor which led to difficulties for the combined board to establish trust and cooperation. The Company’s board of directors has held numerous formal, and other informal, meetings during the course of the past year, at which Mr. Oklewicz had mostly attended and was an active participant. In August 2016, the board considered terminating its relationship with its then Chief Executive Officer, Mr. Richard Hersperger, who was initially introduced to the Company by Mr. Oklewicz. The board was concerned that Mr. Oklewicz’s relationship with Mr. Hersperger would cause either a real or apparent conflict and therefore sought to remove him from these deliberations. Further, both during and subsequent to the events surrounding Mr. Hersperger’s termination, Mr. Oklewicz’s actions as a board member became increasingly adversarial and, invariably, his positions were more aligned with those of Mr. Hersperger rather than the Company.

In effort to allow the board to consider the events surrounding Mr. Hersperger’s departure as CEO in confidence, the Company initially considered forming an executive committee consisting of all the members except for Messrs. Oklewicz and Hersperger. This “committee” neither ever met nor took any action and was dissolved in favor of a special committee consisting of three members on December 7, 2016.

In accordance with the requirements of Item 5.02 of Form 8-K, the Company has provided Mr. Oklewicz with a copy of the disclosures contained in this Current Report on Form 8-K no later than the day of filing this Form 8-K with the Securities and Exchange Commission. A copy of Mr. Oklewicz’s letter to the Company is attached as Exhibit 17.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is attached to this Form 8-K:

Exhibit No.	Description
17.1	Letter of Resignation of Ronald Oklewicz.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AUTHENTIDATE HOLDING CORP.

	By:	/s/ Hanif A. Roshan
	Name:	Hanif A. Roshan
	Title:	Chief Executive Officer
Date: January 18, 2017

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EXHIBIT INDEX

Exhibit Number	Description

17.1	Letter of Resignation of Ronald Oklewicz.

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